Exhibit 23.1

                          INDEPENDENT AUDITOR'S CONSENT

I consent to the inclusion of my report dated March 3, 2005, appearing in the audited financial statements of mmWave Technologies Inc. for the year ended December 31, 2004 in the Wireless Age Communications, Inc. Form 8K/A.

     Dated: May 16, 2005

                                        CLARKSON ROUBLE LLP


                                        By /s/ Massimo Siciliano
                                           -------------------------------------
                                           Massimo Siciliano
                                           Chartered Accountant